INTRODUCTION TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                      STATEMENTS OF STAKE TECHNOLOGY LTD.

The following unaudited pro forma consolidated financial statements give effect to the acquisition by Stake of 100% of the common shares of Northern Food & Dairy, Inc. (Northern) to be accounted for by the purchase method, as follows:

(1) the unaudited pro forma consolidated balance sheet as at September 30, 2000 gives effect to the acquisition as if it had occurred on that date;

(2) the unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2000 and the year ended December 31, 1999 gives effect to the acquisition as if it had occurred on January 1, 1999.

The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2000 is based on the unaudited interim results of operations of Stake and Northern for the same period. The unaudited pro forma consolidated statements of operations for the year ended December 31, 1999 is based on the audited statements of operations of Stake and audited statements of operations of Northern.

As the acquisition of Northern took place September 15, 2000, it was impractical to report the balance sheet of the Stake Technology Ltd. as of this date. Accordingly, as the balances on Northern's balance sheet did not materially change in the 15-day period, the proforma balance sheet has been presented at September 30, 2000.

These unaudited pro forma financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") in Canada. Differences between Canadian and U.S. GAAP in the preparation of these unaudited pro forma financial statements are described in note 5. The consolidated historic financial statements of Northern which are prepared in accordance with U.S. GAAP and in U.S. dollars have been adjusted to conform with Canadian GAAP and translated into Canadian dollars using the following exchange rates: information as at September 30, 2000 - $1.00 Cdn = $0.6651 U.S., information for the nine months ended September 30, 2000 - $1.00 Cdn = $0.6757 U.S. and information for the year ended December 31, 1999 - $1.00 Cdn = $0.6757 U.S.

Management of Stake and Northern do not anticipate any significant administrative savings or costs as a result of this acquisition. These unaudited pro forma financial statements therefore do not give effect to savings or costs, which might result from the acquisition of Northern.

The pro forma adjustments are based on preliminary estimates, available information and certain assumptions and may be revised, as additional information becomes available. These pro forma financial statements do not purport to represent what the Company's financial position or results of operations would actually have been if the combination of these businesses in fact had occurred on those dates or project the Company's financial position or results of operations for any future period. Since Stake and Northern were not under common control or management for all periods, historical combined results may not be comparable to, or indicative of, future performance.

STAKE TECHNOLOGY LTD.
Unaudited Pro Forma Consolidated Balance Sheet
As at September 30, 2000 (expressed in Canadian dollars)

                                                   Unaudited    Unaudited    Unaudited
                                                  Northern at  Northern at    Stake at
                                                   9/30/2000    09/30/2000   09/30/2000          Pro Forma          Adjustments
                                                      US$      CDN@ $1.5035     CDN $              CDN$                CDN$
                                                      ---      ------------     -----              ----                ----
Cash and cash equivalents                            297,000       446,000       211,000                 --                 --
Accounts receivable - trade                        3,338,000     5,019,000    13,377,000                 --          1,050,000(2c)
Note receivable                                           --            --            --          1,127,000(2b)             --
Inventories                                        2,223,000     3,343,000     9,994,000                 --                 --
Miscellaneous receivables and other assets           382,000       574,000       748,000                 --                 --
Future income taxes                                       --            --     1,020,000                 --                 --
                                                 ----------------------------------------------------------------------------------
                                                   6,240,000     9,382,000    25,350,000          1,127,000         (1,050,000)

Property, plant and equipment                     14,162,000    21,292,000    16,722,000                 --                 --
Investments                                               --            --     1,164,000                 --           (773,000)(2b)
                                                          --            --            --         10,582,000(2a)    (10,582,000)(2b)
Long term receivable                                      --            --            --          4,479,000(2b)             --
Future income taxes                                       --            --       670,000                 --                 --
Goodwill                                                  --     5,132,000     3,446,000(2b)             --          8,578,000

Patents, trademarks, licenses and other assets       136,000       204,000       410,000                 --                 --
                                                 ----------------------------------------------------------------------------------
                                                  20,538,000    30,878,000    49,448,000         19,634,000        (12,405,000)
                                                 ===========   ===========   ===========        ===========        ===========

Bank indebtedness                                    950,000     1,428,000     4,044,000                 --                 --
Accounts payable and accrued liabilities           5,716,000     8,592,000    12,345,000          1,050,000(2c)             --
Note payable                                         219,000       330,000       625,000                 --                 --
Current portion of long term debt                  1,886,000     2,836,000     1,676,000                 --                 --
Current portion of preference shares                      --            --       140,000                 --                 --
                                                 ----------------------------------------------------------------------------------
                                                   8,770,000    13,186,000    18,830,000         (1,050,000)                --

Long term debt                                     9,166,000    13,781,000     6,906,000                 --          1,608,000(2b)
Future income taxes                                       --            --     1,109,000                 --                 --
Preference shares of subsidiary company                   --            --       577,000                 --                 --
                                                 ----------------------------------------------------------------------------------
                                                  17,936,000    26,967,000    27,422,000         (1,050,000)         1,608,000


Common stock                                          10,000        15,000    11,645,000             15,000(2b)     10,552,000(2a)
Warrants                                                  --            --            --                 --             30,000
Contributed surplus                                2,084,000     3,134,000     4,635,000         (3,134,000)(2b)         -(2a)
Retained earnings                                    507,000       762,000     5,741,000            762,000(2b)             --
Currency translation adjustment                           --            --         5,000                 --                 --
                                                 ----------------------------------------------------------------------------------
                                                   2,601,000     3,911,000    21,026,000         (3,911,000)        10,582,000
                                                 ----------------------------------------------------------------------------------
                                                  20,538,000    30,878,000    49,448,000         (4,961,000)        12,190,000
                                                 ===========   ===========   ===========        ===========        ===========
                                                 At 9/30/2000
                                                   Pro forma
                                                     CDN $
                                                     -----
Cash and cash equivalents                            657,000
Accounts receivable - trade                       17,346,000
Note receivable                                    1,127,000
Inventories                                       13,337,000
Miscellaneous receivables and other assets         1,322,000
Future income taxes                                1,020,000
                                                 -----------
                                                  34,809,000

Property, plant and equipment                     38,014,000
Investments                                          391,000
                                                          --
Long term receivable                               4,479,000
Future income taxes                                  670,000
Goodwill

Patents, trademarks, licenses and other assets       614,000
                                                 -----------
                                                  87,555,000
                                                 ===========

Bank indebtedness                                  5,472,000
Accounts payable and accrued liabilities          19,887,000
Note payable                                         955,000
Current portion of long term debt                  4,512,000
Current portion of preference shares                 140,000
                                                 -----------
                                                  30,966,000

Long term debt                                    22,295,000
Future income taxes                                1,109,000
Preference shares of subsidiary company              577,000
                                                 -----------
                                                  54,947,000


Common stock                                      22,197,000
Warrants                                              30,000
Contributed surplus                                4,635,000
Retained earnings                                  5,741,000
Currency translation adjustment                        5,000
                                                 -----------
                                                  32,608,000
                                                 -----------
                                                  87,555,000
                                                 ===========

              (see accompanying introduction and notes to pro forma
                       consolidated financial statements)

STAKE TECHNOLOGY LTD.
Unaudited Pro Forma Consolidated Statement of Operations For the year ended December 31, 1999 (expressed in Canada dollars)

                                                                       Translated
                                                                       at average
                                                                       rate - 1.48
                                                                         Audited       Audited
                                                         Northern       Northern        Stake       Adjustments       Reallocations
                                                           US$            CDN$           CDN$          CDN $              CDN$
                                                        ----------     ----------     ----------       ----               ----
Revenues                                                21,249,000     31,449,000     47,304,000             --                 --

Cost of goods sold                                      18,520,000     27,410,000     40,145,000             --                 --
                                                       ----------------------------------------------------------------------------
Gross Profit                                             2,729,000      4,039,000      7,159,000             --                 --
                                                       ----------------------------------------------------------------------------

Expenses
Research and development                                        --             --        367,000             --                 --

Administration, market development and demonstration     2,047,000      3,030,000      4,965,000             --                 --

Amortization of patents, trademarks, licenses and
goodwill                                                        --             --        158,000        173,000(3a)             --

Gain on sale of property, plant and equipment               (6,000)        (9,000)        (5,000)            --                 --
                                                       ----------------------------------------------------------------------------
                                                         2,041,000      3,021,000      5,485,000        173,000                 --
                                                       ----------------------------------------------------------------------------

Earnings from operations                                   688,000      1,018,000      1,674,000       (173,000)                --

Interest on long-term debt                                (239,000)      (354,000)      (308,000)            --                 --
Other interest                                             (29,000)       (43,000)       (22,000)            --                 --
Interest and other income                                   70,000        104,000        181,000             --                 --
Foreign exchange loss                                           --             --        (76,000)            --                 --
Share of losses of equity accounted investees                   --             --       (321,000)            --                 --

Dividend on preference shares of subsidiary company             --             --        (25,000)            --                 --
Imputed interest on preference shares of
subsidiary company                                              --             --        (31,000)            --                 --
                                                       ----------------------------------------------------------------------------
Earnings before income taxes                               490,000        725,000      1,072,000       (173,000)         1,624,000
Recovery of income taxes - Future income tax               452,000        452,000

Provision for income taxes                                  (5,000)        (7,000)            --       (287,000)(3c)            --
                                                       ----------------------------------------------------------------------------

Net earnings for the year                                  485,000        718,000      1,524,000       (460,000)                --
                                                       ===========    ===========    ===========    ===========        ===========
Earnings per share                                             N/A            N/A    $      0.09
                                                                                     ===========

Average weighted number of shares outstanding                                         17,385,000      7,000,000
                                                       Pro Forma
                                                       12/31/99
                                                      Consolidated
                                                          CDN$
                                                       ----------
Revenues                                               78,753,000

Cost of goods sold                                     67,555,000
                                                      -----------
Gross Profit                                           11,198,000
                                                      -----------

Expenses
Research and development                                  367,000

Administration, market development and demonstration    7,995,000

Amortization of patents, trademarks, licenses and
goodwill                                                  331,000

Gain on sale of property, plant and equipment             (14,000)
                                                      -----------
                                                        8,679,000
                                                      -----------

Earnings from operations                                2,519,000

Interest on long-term debt                               (662,000)
Other interest                                            (65,000)
Interest and other income                                 285,000
Foreign exchange loss                                     (76,000)
Share of losses of equity accounted investees            (321,000)

Dividend on preference shares of subsidiary company       (25,000)
Imputed interest on preference shares of
subsidiary company                                        (31,000)
                                                      -----------
Earnings before income taxes
Recovery of income taxes - Future income tax

Provision for income taxes                               (294,000)
                                                      -----------

Net earnings for the year                               1,782,000
                                                      ===========
Earnings per share                                    $      0.07
                                                      ===========

Average weighted number of shares outstanding          24,385,000

              (see accompanying introduction and notes to pro forma
                       consolidated financial statements)

STAKE TECHNOLOGY LTD.
Unaudited Pro Forma Consolidated Statement of Operations For the nine months ended September 30, 2000 (expressed in Canadian dollars)

                                                     Northern       Translated
                                                      For the       at average
                                                     Period of      rate - 1.48
                                                     1/1/00 to       Unaudited     Unaudited
                                                      9/30/00        Northern th     Stake         Adjustments     Reallocations
                                                       US $            CDN$          CDN $            CDN $            CDN$
                                                       ----            ----          -----            ----             ----
Revenues                                             17,561,000     25,990,000     69,197,000        376,000(3b)             --

Cost of goods sold                                   15,219,000     22,524,000     58,660,000             --                 --
                                                     -------------------------------------------------------------------------------
Gross Profit                                          2,342,000      3,466,000     10,537,000        376,000         13,627,000
                                                     -------------------------------------------------------------------------------

Expenses
Research and development                                     --             --        362,000             --                 --
Administration, market development and
demonstration                                         1,933,000      2,861,000      6,757,000             --           (376,000)(3b)
Amortization of patents, trademarks, licenses and
goodwill                                                     --             --        239,000        130,000(3a)             --
Gain on sale of property, plant and equipment                --             --        (41,000)            --                 --
                                                     -------------------------------------------------------------------------------
                                                      1,933,000      2,861,000      7,317,000        130,000           (376,000)
                                                     -------------------------------------------------------------------------------

Earnings from operations                                409,000        605,000      3,220,000       (506,000)           376,000

Interest on long-term debt                             (217,000)      (321,000)      (391,000)            --                 --
Other interest expense                                       --             --        (22,000)            --                 --
Interest and other income                                15,000         22,000         78,000             --                 --
Foreign exchange gain                                        --             --         68,000             --                 --
Gain on investment                                      161,000        238,000             --        238,000(3d)             --
Gain on dilution of investment interests in equity
accounted investee                                      140,000        140,000
Share of losses of equity accounted investees                --             --        (36,000)            --                 --

Dividend on preference shares of subsidiary company          --             --        (22,000)            --                 --
Imputed interest on preference shares of subsidiary
company                                                      --        (23,000)            --             --            (23,000)
                                                     -------------------------------------------------------------------------------
Earnings before income taxes                            368,000        544,000      3,012,000       (744,000)           376,000

Recovery of income taxes                                     --             --        652,000             --                 --
Provision for income taxes                                   --             --       (425,000)      (123,000)(3c)            --
                                                     -------------------------------------------------------------------------------
Net earnings for the year                               368,000        544,000      3,239,000       (867,000)           376,000
                                                     ==========    ===========    ===========    ===========        ===========

Earnings per share                                          N/A            N/A    $      0.16
                                                     ==========    ===========    ===========

Average weighted number of shares outstanding                                        20,859,000      7,000,000


                                                          Pro Forma
                                                          9/30/00
                                                        Consolidated
                                                             CDN$
                                                             ----
Revenues                                                  94,811,000

Cost of goods sold                                        81,184,000
                                                         -----------
Gross Profit
                                                         -----------

Expenses
Research and development                                     362,000
Administration, market development and
demonstration                                              9,242,000
Amortization of patents, trademarks, licenses and
goodwill                                                     369,000
Gain on sale of property, plant and equipment                (41,000)
                                                         -----------
                                                           9,932,000
                                                         -----------

Earnings from operations                                   3,695,000

Interest on long-term debt                                  (712,000)
Other interest expense                                       (22,000)
Interest and other income                                    100,000
Foreign exchange gain                                         68,000
Gain on investment                                                --
Gain on dilution of investment interests in equity
accounted investee
Share of losses of equity accounted investees                (36,000)

Dividend on preference shares of subsidiary company          (22,000)
Imputed interest on preference shares of subsidiary
company
                                                         -----------
Earnings before income taxes                               3,188,000

Recovery of income taxes                                     652,000
Provision for income taxes                                  (548,000)
                                                         -----------
Net earnings for the year                                  3,292,000
                                                         ===========

Earnings per share                                       $      0.12
                                                         ===========

Average weighted number of shares outstanding             27,859,000

             (see accompanying introduction and notes to pro forma
                       consolidated financial statements)

                              STAKE TECHNOLOGY LTD.

               Notes to Unaudited Pro Forma Consolidated Financial Statements (Canadian dollars - except share and per share data)

1. Basis of Presentation

These unaudited pro forma consolidated financial statements give effect to the acquisition by Stake of 100% of the outstanding common shares of Northern.

These unaudited pro forma financial statements have been prepared by management in accordance with generally accepted accounting principles in Canada and the pro forma assumptions described below. In management's opinion, these pro forma financial statements reflect all adjustments necessary to present fairly the pro forma financial position and results of operations for such periods. Details of significant differences between Canadian and U.S. GAAP in the preparation of these pro forma financial statements are described in note 5.

The acquisition of the common shares of Northern by Stake has been accounted for by the purchase method, which requires that the cost of the investment in Northern be allocated to the underlying assets and liabilities of Northern based on their fair values at the date of acquisition. The allocation of the purchase cost to the assets and liabilities of Northern reflected in these pro forma financial statements is based on preliminary estimates, available information and management judgement and may be revised as additional information becomes available.

2. Unaudited Pro Forma Consolidated Balance Sheet as at September 30, 2000

The unaudited pro forma consolidated balance sheet has been adjusted to reflect the following:

      a) To record the issue by Stake of 7,000,000 common shares at US $1.015625 to acquire 100% of the outstanding common shares of Northern. This price has been arrived at based on the market price at the date of the transaction agreement and close being US $1.5625 being reduced 35% to account for the restrictive legend on the shares. In addition to record the 500,000 common share warrants valued at $30,000. Estimated costs of the acquisition of $773,000 are included in the aggregate purchase price.

      b) To record the elimination of the investment in Northern. The allocation of the purchase costs is preliminary and is based on independent valuation that the historical book values of Northern's physical assets approximate their fair values.

      c) To eliminate inter-company balances between Northern and companies owned by Stake.

         Statements (Canadian dollars - except share and per share data)

2. Unaudited Proforma Consolidated Balance Sheet as at September 30, 2000 (continued)

The preliminary allocation of the purchase price is as follows:

          Assets acquired at estimated fair values

          Current assets                                             $10,509,000
          Property, plant and equipment                               21,292,000
          Other long-term assets                                       4,683,000
                                                                     -----------
                                                                      36,484,000
          Less:
                    Current liabilities                               13,187,000
                    Other liabilities                                 15,388,000
                                                                     -----------
                                                                      28,575,000
          Purchase cost                                               11,355,000
                                                                     -----------
          Excess of purchase cost over the estimated fair value
            of net assets, allocated to Goodwill                     $ 3,446,000
                                                                     -----------

The Purchase cost consists of:
          Common shares                                              $10,552,000
          Warrants                                                        30,000
          Costs of acquisition                                           773,000
                                                                     -----------
                                                                     $11,355,000

3. Unaudited Pro Forma Consolidated Income Statements

      The unaudited pro forma consolidated statements of operations for the period ended September 30, 2000 and December 31, 1999 give effect to the following:

      (a) Amortization of goodwill. The goodwill will be amortized on a straight-line basis over 20 years.

      (b)   Elimination of inter-company transactions.

      (c) To record a corporate tax provision, as Northern was a S corporation before Stake's acquisition.

      (d) Elimination of a non-recurring gain on the sale of Stake shares held by Northern prior to the acquisition.

         Statements (Canadian dollars - except share and per share data)

4. Earnings per Share

      The pro forma earnings per share for the nine months ended September 30, 2000 is based on the historic weighted average number of common shares of 20,859,000 for the nine months ended September 30, 2000, adjusted to give effect for the 7,000,000 common shares at the beginning of the period. The pro forma earnings for the year ended December 31, 1999 is based upon the historic weighted number of common shares of 17,385,000 during the year ended December 31, 1999 adjusted to give effect to the issue of an additional 7,000,0000 common shares at the beginning of the periods presented. Neither period's pro forma earnings per share include up to 500,000 common share warrants that will be issued as part of this transaction.

      Fully diluted earnings (loss) per share have not been shown, as the effect of outstanding options, warrants and other convertible securities is not materially dilutive.

5. United States Generally Accepted Accounting Principles

      These unaudited pro forma consolidated financial statements have been prepared in accordance with accounting principles generally accepted in Canada ("Canadian GAAP") which conform in all material respects applicable to the Company with those in the United States ("U.S. GAAP") during the periods presented except with respect to the following:

      Under U.S. GAAP, the gain on dilution in the amount of $140,000 for the nine months ended September 30, 2000 resulting from the dilution of the Company's ownership of the common share equity of Easton would have been excluded from income and included as a separate component of shareholders' equity as Easton is a development stage exploration company. Also, under U.S. GAAP, certain development costs of $ 222,000 for the nine months ended September 30, 2000 and $75,000 in 1999 deferred in these financial statements would be expensed.

      Under U.S. GAAP, investments in joint ventures would be accounted for under the equity method whereas under Canadians GAAP, proportionate consolidation is used. There is no effect to income or shareholders' equity related to this GAAP difference.

      The impact on these differences on the unaudited pro forma result of operations is as follows:

                                               Nine months ended       Year ended
                                               September 30, 2000  December 31, 1999
                                               ------------------  -----------------
Pro forma earnings for the period - Canadian
GAAP                                              $ 3,293,000       $ 1,782,000
Pro forma impact of requirement to expense
development costs                                    (222,000)          (75,000)
Dilution gain                                        (140,000)               --
                                                  -----------       -----------
Pro forma earnings - U.S. GAAP                    $ 2,931,000       $ 1,707,000
                                                  ===========       ===========

Pro forma earnings per share-U.S. GAAP            $      0.11       $      0.07
                                                  ===========       ===========